SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             Form 8-K


                          Current Report
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): September 9, 1997
                                                  (September 8, 1997)


                       NEXTEL COMMUNICATIONS, INC.
        (Exact name of registrant as specified in its charter)


    Delaware                     0-19656                    36-3939651
(State or other jurisdiction  (Commission File           (I.R.S. Employer
   of incorporation)             Number)                Identification No.)

1505 Farm Credit Drive, Suite 100, McLean, Virginia            22102
     (Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code:      (703) 394-3000



      (Former name or former address, if changed since last report)

Item 5.  Other Events.

         On September 8, 1997, Nextel issued a press release announcing the proposed offering of Senior Redeemable Discount Notes due 2007. A copy of such press release is attached to this Current Report as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (A)      Financial Statements of Business Acquired.
                    Not applicable.

         (B)      Pro Forma Financial Information.
                    Not applicable.

         (C)      Exhibits.

Exhibit No.              Exhibit Description

99.1              Press Release dated September 8, 1997.



                               SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                NEXTEL COMMUNICATIONS, INC.



Date: September 9, 1997        By:   /s/Thomas J. Sidman
                                      Thomas J. Sidman
                                      Vice President and General Counsel

Exhibit No.              Exhibit Description

99.1              Press Release dated September 8, 1997.